SECURITIES AND EXCHANGE COMMISSION
                  Washington, D.C.  20549

                         Form 8-K

                      CURRENT REPORT
             Pursuant to Section 13 or 15(d) of
             The Securities Exchange Act of 1934


Date of Report (Date of earliest event required)  July 29, 1994

               ILLINOIS CENTRAL RAILROAD COMPANY
            (Exact name of registrant as specified
              in its charter)

       Delaware                      1-7092          36-2728842
  (State or other jurisdiction         (Commission   (I.R.S. Employer
      of incorporation)                File Number)   Identification No.)



455 North Cityfront Plaza Drive, Chicago, Illinois                60611-5504
     (Address of principal executive offices)                    (Zip Code)


      Registrant's telephone number, including area code:  (312) 755-7500











Item 7. Financial Statements and Exhibits

      (a) Exhibits:

   4.1  Form of Toronto Dominion Credit Agreement

   4.2  Form of Receivables Purchase Agreement
        dated as of March 29, 1994, between
        Illinois Central Railroad Company and
        Golden Gate Funding Corporation.

  10.1* Form of the Illinois Central Railroad
        Company Executive Performance Compensation
        Program.

  10.2* Form of the Illinois Central Railroad
        Company Supplemental Executive Retirement
        Plan.

  10.3* Form of the Illinois Central Railroad
        Company Executive Deferred Compensation
        Plan.

  10.4* Form of the Illinois Central Railroad
        Company Performance Compensation Program

          ILLINOIS CENTRAL RAILROAD COMPANY


                     SIGNATURE

      Pursuant to the requirements of the
      Securities Exchange Act of 1934, the
      registrant has duly caused this report
      to be signed on its behalf by the
      undersigned hereto duly authorized.





ILLINOIS CENTRAL RAILROAD COMPANY




/S/ JOHN V. MULVANEY
    John V. Mulvaney
    Controller






Date: July 29, 1994


       ILLINOIS CENTRAL RAILROAD COMPANY
               AND SUBSIDIARIES

                 EXHIBIT INDEX

Exhibit                                  Sequential
  No.          Descriptions                Page No.

   4.1     Form of Toronto Dominion
           Credit Agreement                     A

   4.2     Form of Receivables Purchase
           Agreement dated as of March 29,
           1994, between Illinois Central
           Railroad Company and Golden
           Gate Funding Corporation.            A

  10.1*    Form of the Illinois Central
           Railroad Company Executive
           Performance Compensation Program.    A

  10.2*    Form of the Illinois Central
           Railroad Company Supplemental
           Executive Retirement Plan.           A

  10.3*    Form of the Illinois Central
           Railroad Company Executive
           Deferred Compensation Plan.          A

  10.4*    Form of the Illinois Central
           Railroad Company Performance
           Compensation Program                 A

    *      Items so marked identify management
           contracts or compensatory plans
           arrangements.

    A      Filed but not included in printed version.